U.S. GLOBAL INVESTORS FUNDS

Tax Free Fund

U.S. Government Securities Savings Fund

U.S. Treasury Securities Cash Fund

Investor Class Shares

SUPPLEMENT DATED SEPTEMBER 6, 2013

TO THE PROSPECTUS DATED MAY 1, 2013

TAX FREE FUND:

At a meeting on August 23, 2013, the Tax Free Fund’s Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”) to reorganize the fund into the Near-Term Tax Free Fund. If certain conditions required by the Plan are satisfied, the reorganization is expected to occur on or about December 13, 2013.

The Plan provides for the transfer of all of the assets and liabilities of the Tax Free Fund solely in exchange for shares of the Near-Term Tax Free Fund.  The Near-Term Tax Free Fund shares received by the Tax Free Fund would then be distributed to shareholders of the Tax Free Fund as part of the Tax Free Fund’s liquidation provided for in the Plan and shareholders of the Tax Free Fund would become shareholders of the Near-Term Tax Free Fund. The reorganization is expected to be effected on a tax-free basis, which means that no gain or loss will be recognized by either fund or their shareholders directly as a result of the reorganization.

Before the reorganization, shareholders of the Tax Free Fund will receive an information statement that will, among other things, describe the terms of the Plan and compare the investment objectives, investment strategies and policies, portfolio managers and investment advisory fees of the Tax Free Fund and the Near-Term Tax Free Fund. The information statement also will describe the performance and accounting survivor analysis, the tax impact of the transaction, and the brokerage and other costs associated with the reorganization.

U.S. GOVERNMENT SECURITIES SAVINGS FUND:

At a meeting on August 23, 2013, the fund’s Board of Trustees approved proposals that would result in the  conversion of the fund to a U.S. Government ultrashort bond fund that is not a money market fund, subject to shareholder approval. If approved by the fund’s shareholders, the conversion is expected to occur on or about December 20, 2013.

Specifically, shareholders of the fund will be asked to approve the elimination of the fund’s investment policy which requires it to maintain a constant net asset value of $1.00 per share. If shareholders approve this proposal, the following other changes approved by the Board of Trustees will also take effect: (1) a change in the fund’s name to the U.S. Government Securities Ultra-Short Bond Fund, (2) a change in investment objective to seek to achieve a consistent total return with current income, and (3) certain changes to the fund’s investment strategies to increase the fund’s dollar-weighted average effective maturity to two and a half years or less.

A shareholder meeting seeking approval of this proposal is expected to be held in the fall. Proxy materials describing the details of the proposal will be delivered to shareholders of the fund in advance of the meeting.

U.S. TREASURY SECURITIES CASH FUND:

At a recent meeting on August 23, 2013, the fund’s Board of Trustees approved a plan to terminate and liquidate the fund. The liquidation is expected to occur on or about December 27, 2013.

On the liquidation date, each remaining shareholder of the fund will receive a liquidating distribution equal to its proportionate interest in the net assets of the fund.

In connection with the liquidation of the fund, the fund may depart from its stated investment objective and policies and hold a significant portion of total assets in cash.

The fund will be closed to new investments (other than reinvestment of dividend distributions) effective after the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange on December 6, 2013. Shareholders may continue to redeem their shares until the liquidation date.